SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 22, 1997





                               Duke Power Company
             (Exact name of registrant as specified in its charter)






      NORTH CAROLINA                     1-4928                  56-0205520
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

    422 South Church Street                                      28242-0001
   Charlotte, North Carolina                                     (Zip Code)
(Address of principal executive offices)




        Registrant's telephone number, including area code: 704-594-0887



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ITEM 5.  OTHER EVENTS

         Duke Power Company (the "registrant") previously filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated December 9, 1996, that, among other things, disclosed that the registrant and PanEnergy Corp ("PanEnergy") had entered into a definitive Agreement and Plan of Merger among the registrant, Duke Transaction Corporation and PanEnergy (the "Merger Agreement").

         Among other conditions to consummating the Merger, the registrant was to receive approvals of the North Carolina Utilities Commission ("NCUC") and The Public Service Commission of South Carolina ("PSCSC"). In addition, consummation of the Merger is conditioned upon the receipt of the requisite approvals of the shareholders of both companies.

         On March 18, 1997, the PSCSC unanimously approved the application of the registrant seeking approval of the Merger and the issuance of registrant's common stock pursuant to the terms of the Merger Agreement. On that day, a hearing was also held before the NCUC with respect to a similar application by the registrant. In the proceedings before the PSCSC and the NCUC, the registrant agreed to various matters, one being that the registrant will not seek to increase its retail rates through the year 2000 except to reflect substantial financial impacts of governmental action affecting the industry generally, or a segment thereof, including the registrant, or major expenditures attributable to force majeure events. On April 22, 1997, the registrant received an order from the NCUC approving the NCUC application and reflecting, among other things, the agreed-upon conditions described above. The registrant also received on April 22, 1997 a similar order from the PSCSC affirming the PSCSC's earlier approval of the registrant's application. A copy of the registrant's press release announcing the NCUC approval is filed herewith as Exhibit 2(a) and is incorporated by reference herein.

         At its annual meeting of shareholders held on April 24, 1997, the registrant's shareholders approved the issuance of stock and amendment to the articles of incorporation by the registrant as required under the Merger Agreement, by the affirmative vote of a majority of the shares represented and eligible to vote at the meeting. At its annual meeting of shareholders held on April 24, 1997, PanEnergy's stockholders voted to approve the merger by the affirmative vote of a majority of the outstanding shares of Common Stock of PanEnergy. A copy of the registrant's press release announcing the shareholder approvals is filed herewith as Exhibit 2(b) and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

                  2(a). Press Release of registrant dated April 22, 1997 2(b). Press Release of registrant dated April 24, 1997


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DUKE POWER COMPANY
                                                 (registrant)


                                              By:  Richard J. Osborne
                                                   Richard J. Osborne
                                                   Senior Vice President
                                                   and Chief Financial Officer

Dated:  April 25, 1997




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                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION

2(a)              Press Release of registrant dated April 22, 1997
2(b)              Press Release of registrant dated April 24, 1997


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